Note 3 - Intangible Assets - 10Q	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Disclosure Text Block [Abstract]
Intangible Assets Disclosure [Text Block]

3. Intangible Assets

Intangibles and other assets consist of the following:

	September 30, 2013	December 31, 2012	Lives (in years)
	(in thousands)	(in thousands)
Technology, net of accumulated amortization of $504 and $136	$6,366	$6,734	14
Customer relationship, net of accumulated amortization of $123 and $69	377	431	7
Trademarks, net of accumulated amortization of $27 and $3	423	447	14
	$7,166	$7,612

Amortization of intangibles charged against income amounted to $0.1 million and $45 thousand for the three-months ended September 30, 2013 and 2012, respectively, and $0.4 million and $0.1 million for the nine-months ended September 30, 2013 and 2012, respectively.

The estimated fair value of the acquired intangible assets of the acquisitions discussed in Note 2 were determined on the basis of patents and other proprietary rights for technologies, contract lives and estimated revenue, customer relationship and other factors related to forecasted results, and using discounted cash flow methodology using discount rates ranging from 25% to 45%. Under this method, we estimated the cash flows that each of these intangible assets are expected to generate over the course of their expected economic lives. Actual cash flows may differ significantly from these estimates. The expected economic lives of these intangible assets were determined based upon the expected use of the asset, the ability to extend or renew patents and other contractual provisions associated with the asset, the estimated average life of the associated products, the stability of the industry, expected changes in and replacement value of distribution networks, and other factors deemed appropriate.

3. Intangible Assets

Intangibles assets consist of the following:

	December 31, 2012	December 31, 2011	Lives (in years)
	(in thousands)	(in thousands)
Technology, net of accumulated amortization of $136 and $0	$6,734	$—	14
Customer relationship, net of accumulated amortization of $69 and $0	431	—	7
Trademarks, net of accumulated amortization of $3 and $0	447	—	14
	$7,612	$—

Estimated amortization of intangible assets for the years ending December 31, is as follows (in thousands):

2013	$594
2014	594
2015	594
2016	594
2017	594
Thereafter	4,642

$7,612

Amortization of intangibles charged against income amounted to $0.2 million for the year ended December 31, 2012. We did not have amortization expense from December 14, 2011 (inception) to December 31, 2011.

The estimated fair value of the acquired intangible assets of the acquisitions discussed in Note 2 were determined on the basis of patents and other proprietary rights for technologies, contract lives and estimated revenue, customer relationship and other factors related to forecasted results, and using discounted cash flow methodology using discount rates ranging from 25% to 45%. Under this method, we estimated the cash flows that each of these intangible assets are expected to generate over the course of their expected economic lives. Actual cash flows may differ significantly from these estimates. The expected economic lives of these intangible assets were determined based upon the expected use of the asset, the ability to extend or renew patents and other contractual provisions associated with the asset, the estimated average life of the associated products, the stability of the industry, expected changes in and replacement value of distribution networks, and other factors deemed appropriate.